UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506

Mailing address:	3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code:	(585) 624-3150

Date of fiscal year end:	10/31/24

Date of reporting period:	11/01/23 - 10/31/24

Item 1 -	Attach shareholder report

Item 2 -	CODE OF ETHICS.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 -	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 -	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2024	10/31/2023

Audit Fees	$17,050	$16,200
Audit-Related Fees	$0	$0
Tax Fees	$2,150	$2,150
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 -	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 -	INVESTMENTS

Item 6(a) -	The list of investments is included in the shareholder report.

Item 6(b) -	Not applicable.

Item 7 -	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 -	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 -	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

Item 11(a) -	The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) -	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 -	EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2002 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 23, 2024

BULLFINCH FUND, INC.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Annual Report

October 31, 2024

1

Bullfinch Fund, Inc.

2

Management’s Discussion of Fund Performance (Unaudited)

December 1, 2024

Dear Fellow Shareholders:

We are very proud to present the October 31, 2024 Annual Report of Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Greater Western New York Series.

A funny thing happened on the way to the 2024 Presidential election. The markets didn’t seem to respond with anticipation in the usual way. We’ll leave it to political analysts to determine why. The most we can say is that they remained flat, perhaps “undecided,” in the run-up to Election Day.

Interest rates appeared to be the main driver of the markets during the past six months. Both Series took advantage of that by placing most of the cash into higher-yielding money market funds. As a whole, the performance of the Unrestricted Series behaved as one would expect from a typical conservative balanced fund while the Greater Western New York Series benefited from renewed interest in small-cap stocks.

In the Unrestricted Series, the top performing stocks included Oracle, Corning, and Bristol-Myers Squibb. Among the laggards were Intel, AAR, and CVS. Despite the falling markets, more than half of the stocks in the portfolio exceeded double-digit gains.

During the fiscal year, in the Greater Western New York Series, Oracle, Corning, and Community Financial System led the way. Xerox, Ultralife, and Columbus McKinnon gave back the most during the fiscal year. More than half of the stocks in the portfolio exceeded double-digit gains.

With the election behind us and at least some of the uncertainty removed, the markets have so far responded with renewed vigor. There will no doubt be some sorting out ahead as the new administration begins. Expect to see a number of industries rise to the top of “favored” status as we begin to discern which policies will take a different direction.

Of course, we aren’t quite done with the outgoing administration, and its geopolitical policies have raised some concerns. Still, the markets, as of this writing, have indicated they are less concerned than political pundits.

Once the dust settles, market psychology will become less important and fundamentals will once again kick in. Since a number of stocks are near their sell prices, any sudden boost in market valuation will likely mean increased turnover.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Christopher Carosa, CTFA

President

Bullfinch Fund, Inc.

3

BULLFINCH FUND, INC.

PERFORMANCE SUMMARY (UNAUDITED)

The graph below represents the changes in value for an initial $10,000 investment in the Bullfinch Fund (the “Fund”) from 10/31/14 to 10/31/24. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value Line Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large-cap, mid cap, and small-cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Annualized Returns Ending 10/31/2024	Bullfinch Fund Inc. Unrestricted Series	Value Line Geometric Index	Annualized Returns Ending 10/31/2024	Bullfinch Fund Inc. Greater WNY Series	Value Line Geometric Index
One – Year	+14.49%	+20.58%	One – Year	+25.16%	+20.58%
Five – Year	+7.33%	+3.08%	Five – Year	+5.72%	+3.08%
Ten – Year	+7.62%	+2.46%	Ten – Year	+4.99%	+2.46%

4

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

DeJoy & Co. CPAs, LLP

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Unrestricted Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Unrestricted Series (one of the series constituting the Bullfinch Fund, Inc. [the “Fund”]) as of October 31, 2024, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Unrestricted Series as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy & Co. CPAs, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Unrestricted Series since 2016.

Rochester, New York

December 20, 2024.

5

UNRESTRICTED SERIES

(A SERIES WITHIN THE BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2024

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $5,248,275	$11,018,708

Cash & Cash Equivalents	1,348,652

Accrued Interest and Dividends	14,829

Prepaid Expenses	8,921

Total Assets	12,391,110

LIABILITIES

Accrued Expenses	24,105

Due to Investment Adviser	10,872

Total Liabilities	34,977

NET ASSETS

Net Assets at October 31, 2024	$12,356,133

COMPOSITION OF NET ASSETS

Net capital paid in on shares of capital stock	$12,239,779

Total Distributable Earnings	116,354

Net Assets (Equivalent to $25.66 per share based on 481,501.771 shares issued and outstanding)	$12,356,133

The accompanying notes are an integral part of these financial statements.

6

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2024

	Shares	Historical Cost	Fair Value
Level 1 - Common Stocks – 89.09%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Computers - Software – 15.00%
Adobe Inc.*	1,100	$28,660	$525,888
Microsoft Corp.	1,000	22,076	406,350
Oracle Corp.	5,500	56,122	923,120
		106,858	1,855,358
Medical Products and Supplies - 7.59%
Bristol-Myers Squibb Co.	7,100	359,371	395,967
Edwards Lifesciences Corp.*	3,300	52,806	221,133
Johnson & Johnson	1,843	104,985	294,622
Medtronic plc	300	22,701	26,775
		539,863	938,497

Insurance – 5.57%
Arthur J. Gallagher & Co.	2,450	56,880	688,940

Commercial Services - 5.35%
Paychex, Inc.	4,750	130,496	661,817

Computers - Networking - 4.74%
Cisco Systems, Inc.	10,700	160,237	586,039

Utilities – Natural Resources – 4.51%
Consolidated Water Co. Ltd.	23,500	276,520	558,360

Machinery – 4.13%
Flowserve Corp.	9,700	352,263	510,608

Electronics Components - 3.75%
Avnet, Inc.	8,550	340,527	463,495

Building & Related – 3.44%
Meritage Homes Corp.	2,350	99,016	425,820

Foods & Beverages – 3.14%
Fresh Del Monte Produce Inc.	12,100	341,779	388,531

Tobacco Products – 3.07%
Universal Corp.	7,450	297,131	379,354

Steel – 3.01%
Reliance Inc.	1,300	100,031	372,242

Restaurants/Food Service – 2.91%
Sysco Corp.	4,800	348,962	359,760

Electrical Equipment - 2.81%
Corning Inc.	7,300	66,773	347,407

7

		Historical	Fair
	Shares	Cost	Value
Level 1 - Common Stocks – 89.09%

Retail - General – 2.62%
Amazon.com Inc.*	1,740	$159,645	$324,336

Oil & Related – 2.40%
Schlumberger Ltd.	7,400	351,320	296,518

Real Estate & Related – 2.26%
Crown Castle Inc.	2,600	331,804	279,474

Retail – Specialty – 2.19%
CVS Health Corp.	3,050	170,752	172,203
Zumiez Inc.*	4,800	105,530	98,880
		276,282	271,083

Computers - Hardware – 2.11%
Western Digital Corp.*	4,000	187,535	261,240

Aerospace – 2.09%
AAR Corporation*	4,400	83,191	258,280

Industrial Services – 1.83%
Expeditors Int’l Washington	1,900	61,567	226,100

Telecommunications – 1.26%
Verizon Communications Inc.	3,700	180,520	155,881

Semiconductors - 1.12%
Intel Corp.*	5,000	85,564	107,600
Xperi Inc.*	3,400	89,759	31,042
		175,323	138,642

Media - 0.86%
Adeia Inc.	8,550	108,242	106,277

Consumer Nondurables - 0.83%
Kenvue Inc.	4,474	31,729	102,589

Pharmaceuticals - 0.50%
Viatris Inc.	5,350	83,781	62,060

Total Investments in Common Stocks		5,248,275	11,018,708

Level 1 – Cash & Equivalents –10 .91%
Schwab US Treasury Money Ultra – 9.73%		1,203,325	1,203,325

Schwab Bank - 1.18%		145,327	145,327
Bank Sweep Interest Rate .20%

Total Cash & Cash Equivalents		1,348,652	1,348,652

Total Invested Assets		$6,596,927	$12,367,360

The accompanying notes are an integral part of these financial statements.

8

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2024

Table of Industries

Industry	Fair Value	Percent

Aerospace	$258,280	2.09%
Building & Related	425,820	3.44
Commercial Services	661,817	5.35
Computers – Hardware	261,240	2.11
Computers – Networking	586,039	4.74
Computers – Software	1,855,358	15.00
Consumer Nondurables	102,589	0.83
Electrical Equipment	347,407	2.81
Electronics Components	463,495	3.75
Foods & Beverages	388,531	3.14
Industrial Services	226,100	1.83
Insurance	688,940	5.57
Machinery	510,608	4.13
Media	106,277	0.86
Medical Products & Supplies	938,497	7.59
Oil & Related	296,518	2.40
Pharmaceuticals	62,060	0.50
Real Estate & Related	279,474	2.26
Restaurants/Food Service	359,760	2.91
Retail- General	324,336	2.62
Retail – Specialty	271,083	2.19
Semiconductors	138,642	1.12
Steel	372,242	3.01
Telecommunications	155,881	1.26
Tobacco Products	379,354	3.07
Utilities – Natural Resources	558,360	4.51
Total Equities	11,018,708	89.09

Cash & Cash Equivalents

Schwab US Treasury Money Ultra	1,203,325	9.73

Schwab Bank	145,327	1.18
(Bank Sweep Interest Rate .20%)

Total Invested Assets	$12,367,360	100.00%

The accompanying notes are an integral part of these financial statements.

9

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2024

INVESTMENT INCOME:
Dividend and Interest Income	$282,666
EXPENSES:
Investment Adviser Fees	122,203
Legal and Professional	26,225
Insurance	8,679
Custodian Fees	3,340
Dues & Subscriptions	2,398
Fidelity Bond	1,412
Director Fees	1,200
Registration Fees	500
State Income Taxes	175
Telephone	160
Licenses & Permits	20
Total expenses	166,312
Net investment income	116,354
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from securities transactions	(77)
Net change in unrealized appreciation of investments	1,454,384
Net gain on investments	1,454,307
CHANGE IN NET ASSETS FROM OPERATIONS	$1,570,661

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2024 AND 2023

	2024	2023
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$116,354	$105,287
Net realized (loss) gain from securities transactions	(77)	1,037,793
Net change in unrealized appreciation of investments	1,454,384	51,312
Change in net assets from operations	1,570,661	1,194,392

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(1,037,806)	(603,583)
Distribution of ordinary income	(105,286)	(11,416)
Decrease in net assets from distributions to shareholders	(1,143,092)	(614,999)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	209,160	149,102
Reinvestment of distributions to shareholders	1,143,092	614,999
Shares Redeemed	(276,380)	(1,832,684)
Increase (decrease) in net assets from capital share transactions	1,075,872	(1,068,583)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,503,441	(489,190)

NET ASSETS:
Beginning of year	10,852,692	11,341,882
End of year	$12,356,133	$10,852,692

The accompanying notes are an integral part of these financial statements.

10

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)

FOR THE YEARS ENDED OCTOBER 31, 2024, 2023, 2022, 2021 AND 2020

	2024	2023	2022	2021	2020
NET ASSET VALUE, beginning of year	$24.76	$23.47	$25.85	$19.88	$21.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.24	0.24	(0.01)	(0.01)	0.04
Net gain (loss) on investments both realized and unrealized	3.27	2.33	(2.37)	6.03	(1.24)

Total income (loss) from investment operations	3.51	2.57	(2.38)	6.02	(1.20)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of net realized capital gains	(2.37)	(1.25)	0.00	(0.01)	0.00
Distribution of ordinary income	(0.24)	(0.03)	0.00	(0.04)	(0.12)
Total distributions to shareholders	(2.61)	(1.28)	0.00	(0.05)	(0.12)

NET ASSET VALUE, end of year	$25.66	$24.76	$23.47	$25.85	$19.88

NET ASSETS, end of year	$12,356,133	$10,852,692	$11,341,882	$12,426,192	$10,000,845

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)

FOR THE YEARS ENDED OCTOBER 31, 2024, 2023, 2022, 2021 AND 2020

	2024	2023	2022	2021	2020
RATIO OF EXPENSES
TO AVERAGE NET ASSETS*	1.40%	1.40%	1.36%	1.37%	1.43%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS*	0.98%	0.94%	(0.02)%	(0.02)%	0.22%

PORTFOLIO TURNOVER RATE*	0.00%	15.30%	2.86%	0.71%	5.94%

TOTAL RETURN	14.49%	11.55%	(9.24)%	30.34%	(5.71)%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

11

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2024

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The investment adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (‘ASC”) 946, Financial Services – Investment Companies.

Fair Value Measurements – FASB ASC 820-10, Fair Value Measurement, establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Cash Equivalents- Cash consists of amounts deposited in a bank sweep account that is federally insured and a money market fund that is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50, Fair Value Measurement. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

12

ASSETS AT FAIR VALUE AS OF: 10/31/24

LEVEL 1
COMMON STOCKS	$11,018,708
CASH & CASH EQUIVALENTS	1,348,652
TOTALS BY LEVEL	$12,367,360

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the U.S. Securities and Exchange Commission or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the investment adviser. In performing its fair value pricing, the investment adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the investment adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations – Most expenses of the fund are either separately billed to each series or allocated under the Board of Directors approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders – The Series distributes to its shareholders any ordinary income and net realized capital gains at least once each year. The amount of such distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders of ordinary income from dividends are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the years ended October 31, 2024 and 2023 was as follows:

The Series made a distribution of its ordinary income of $105,286 to its shareholders on December 26, 2023, in the form of stock dividends equal to 4,219.874 shares of stock. The Series made a distribution of its short term capital gains of $8,533 to its shareholders on December 26, 2023, in the form of stock dividends equal to 342.007 shares of stock. The Series made a distribution of its long term capital gains of $1,029,273 to its shareholders on December 26, 2023, in the form of stock dividends equal to 41,253.403 shares of stock The Series made a distribution of its ordinary income of $11,416 to its shareholders on December 27, 2022, in the form of stock dividends equal to 513.062 shares of stock. The Series made a distribution of its long term capital gains of $603,583 to its shareholders on December 27, 2022, in the form of stock dividends equal to 27,127.325 shares of stock.

13

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 20, 2024, the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the year ended October 31, 2024, the Series purchased $0 of common stock. During the same period, the Series redeemed $187 of common stock.

At October 31, 2024, the tax basis components of unrealized appreciation were as follows: the gross unrealized appreciation for all securities totaled $6,009,495 and the gross unrealized depreciation for all securities totaled $239,062 or a net unrealized appreciation of $5,770,433. The aggregate cost of securities for federal income tax purposes at October 31, 2024 was $5,248,275.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s Board of Directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s Board of Directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

14

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2024, the Fund paid investment adviser fees of $122,203.

As of October 31, 2024, the Fund had $10,872 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management, LLC.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H- CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount
Balance at October 31, 2022	483,163.560	$7,037,647

Shares sold during 2023	6,196.740	149,102
Shares redeemed during 2023	(78,730.951)	(1,832,684)
Reinvestment of Distributions, December 27, 2022	27,640.387	614,999
Balance at October 31, 2023	438,269.736	$5,969,064

Shares sold during 2024	8,547.392	209,160
Shares redeemed during 2024	(11,130.641)	(276,380)
Reinvestment of Distributions, December 26, 2023	45,815.284	1,143,092
Balance at October 31, 2024	481,501.771	$7,044,936

15

GREATER WESTERN NEW YORK SERIES (A Series Within Bullfinch Fund, Inc.)

DeJoy & Co. CPAs, LLP

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Bullfinch Fund, Inc. - Greater Western New York Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Greater Western New York Series (one of the series constituting the Bullfinch Fund, Inc. [the “Fund”]) as of October 31, 2024, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Greater Western New York Series as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ DeJoy & Co. CPAs, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Greater Western New York Series since 2016.

Rochester, New York

December 20, 2024.

16

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2024

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $961,831	$2,513,495

Cash and Cash Equivalents	447,701

Accrued Interest and Dividends	1,563

Prepaid Expenses	1,149

Total Assets	2,963,908

LIABILITIES

Accrued Expenses	4,470

Due to Investment Adviser	2,802

Total Liabilities	7,272

NET ASSETS

Net Assets at October 31, 2024	$2,956,636

COMPOSITION OF NET ASSETS

Net capital paid in on shares of capital stock	$2,940,113

Total Distributable Earnings	16,523

Net Assets (Equivalent to $27.58 per share based on 107,199.009 shares issued and outstanding)	$2,956,636

The accompanying notes are an integral part of these financial statements.

17

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2024

		Historical	Fair
	Shares	Cost	Value
Level 1 Common Stocks – 84.88%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Aerospace - 11.67%
L3Harris Technologies Inc.	500	$24,989	$123,735
Moog, Inc. Class A	637	15,976	120,138
Northrop Grumman Corp.	200	2,294	101,804
		43,259	345,677

Electrical Equipment - 8.48%
Corning, Inc.	2,200	26,502	104,698
Ultralife Corp.*	17,400	65,037	146,334
		91,539	251,032

Banking & Finance – 7.92%
Citigroup Inc.	1,600	73,288	102,672
Community Financial System Inc.	1,200	23,452	73,368
M&T Bank Corp.	300	29,839	58,404
		126,579	234,444

Electronics Components – 7.41%
Astronics Corp.*	7,000	40,691	121,730
Avnet, Inc.	1,800	71,690	97,578
		112,381	219,308

Medical Products & Supplies – 7.40%
Bristol-Myers Squibb Co.	1,150	29,276	64,136
Integer Holdings Corp*	850	17,417	105,612
Johnson & Johnson	308	17,415	49,237
		64,108	218,985

Utilities - Natural Resources - 5.38%
FirstEnergy Corp.	2,000	70,142	83,660
National Fuel Gas Co.	1,250	50,833	75,662
		120,975	159,322

Computers - Software – 5.10%
Oracle Corp.	900	12,070	151,056

Commercial Services – 4.59%
Paychex, Inc.	975	25,852	135,847

Steel – 4.56%
Gilbraltar Industries Inc.*	2,000	25,111	134,980

Real Estate & Related - 4.44%
Extra Space Storage Inc.	805	20,859	131,456

Environmental Services – 3.83%
Enviri Corp.*	14,800	72,649	113,368

18

		Historical	Fair
	Shares	Cost	Value
Level 1 Common Stocks – 84.88%

Foods & Beverages – 3.14%
Constellation Brands, Inc.	400	$2,509	$92,936

Restaurants/Food Service - 2.78%
Sysco Corp.	1,100	79,970	82,445

Automotive – 1.43%
Monro Inc.	1,550	35,604	42,486

Instruments – 1.39%
Taylor Devices Inc.*	877	4,394	41,237

Metal Fabrication & Hardware – 1.32%
Graham Corp.*	1,400	15,140	39,228

Retail - Specialty – 1.14%
CVS Health Corp.	600	33,591	33,876

Airlines - 1.08%
Southwest Airlines Co.	1,050	19,813	32,109

Telecommunications - 1.00%
Verizon Communications Inc.	700	34,210	29,491

Consumer Nondurables - 0.57%
Kenvue Inc.	738	5,195	16,922

Machinery – 0.11%
Columbus McKinnon Corp.	100	2,344	3,181

Office Equipment – 0.10%
Xerox Holdings Corp	350	12,742	2,860

Industrial Materials - 0.04%
Servotronics, Inc. *	100	937	1,249

Total Investments in Securities		961,831	2,513,495

Level 1 – Cash & Equivalents – 15.12%
Schwab US Treasury Money Investor – 10.73%		317,663	317,663

Schwab Bank - 4.39%		130,038	130,038
Bank Sweep Interest Rate .20%

Total Cash & Equivalents		447,701	447,701

Total Invested Assets		$1,409,532	$2,961,196

The accompanying notes are an integral part of these financial statements.

19

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2024

Table of Industries

Industry	Fair Value	Percent

Aerospace	$345,677	11.67%
Airlines	32,109	1.08
Automotive	42,486	1.43
Banking & Finance	234,444	7.92
Commercial Services	135,847	4.59
Computers – Software	151,056	5.10
Consumer Nondurables	16,922	0.57
Electrical Equipment	251,032	8.48
Electronics Components	219,308	7.41
Environmental Services	113,368	3.83
Foods & Beverages	92,936	3.14
Industrial Materials	1,249	0.04
Instruments	41,237	1.39
Machinery	3,181	0.11
Medical Products & Supplies	218,985	7.40
Metal Fabrication & Hardware	39,228	1.32
Office Equipment	2,860	0.10
Real Estate & Related	131,456	4.44
Restaurants/Food Service	82,445	2.78
Retail – Specialty	33,876	1.14
Steel	134,980	4.56
Telecommunications	29,491	1.00
Utilities – Natural Resources	159,322	5.38
Total Equities	2,513,495	84.88%

Cash & Cash Equivalents

Schwab US Treasury Money Investor	317,663	10.73

Schwab Bank	130,038	4.39
(Bank Sweep Interest Rate .20%)

Total Invested Assets	$2,961,196	100.00%

The accompanying notes are an integral part of these financial statements.

20

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2024

INVESTMENT INCOME:
Dividend and Interest Income	$56,367
EXPENSES:
Investment Adviser Fees	30,550
Legal and Professional	3,245
Dues and Subscriptions	1,598
Custodian Fees	1,275
Director Fees	1,200
Insurance	964
Registration Fees	500
State Taxes	175
Telephone	160
Fidelity Bond	157
Licenses & Permits	20
Total expenses	39,844
Net investment income	16,523
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss from securities transactions	(42,839)
Net change in unrealized appreciation of investments	618,095
Net gain on investments	575,256
CHANGE IN NET ASSETS FROM OPERATIONS	$591,779

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2024 AND 2023

	2024	2023
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain	$16,523	$17,381
Net realized loss from securities transactions	(42,839)	(13,293)
Net change in unrealized appreciation (depreciation) of investments	618,095	(126,628)
Change in net assets from operations	591,779	(122,540)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of net realized capital gains	-	(40,789)
Distribution of ordinary income	(17,382)	(2,334)
Decrease in net assets from distributions to shareholders	(17,382)	(43,123)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	37,242	46,825
Reinvestment of distributions to shareholders	17,382	43,123
Shares Redeemed	(19,889)	-
Increase in net assets from capital share transactions	34,735	89,948
TOTAL INCREASE (DECREASE) IN NET ASSETS	609,132	(75,715)

NET ASSETS:
Beginning of year	2,347,504	2,423,219
End of year	$2,956,636	$2,347,504

The accompanying notes are an integral part of these financial statements.

21

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)

FOR THE YEARS ENDED OCTOBER 31, 2024, 2023, 2022, 2021 AND 2020

	2024	2023	2022	2021	2020

NET ASSET VALUE, beginning of year	$22.18	$23.78	$25.09	$20.16	$23.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.15	0.16	0.00	(0.05)	0.01
Net gain (loss) on investments both realized and unrealized	5.41	(1.34)	(0.67)	6.28	(3.10)

Total income (loss) from investment operations	5.56	(1.18)	(0.67)	6.23	(3.09)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of net realized capital gains	0.00	(0.40)	(0.64)	(1.29)	0.00
Distribution of ordinary income	(0.16)	(0.02)	0.00	(0.01)	(0.03)
Total distributions to shareholders	(0.16)	(0.42)	(0.64)	(1.30)	(0.03)

NET ASSET VALUE, end of year	$27.58	$22.18	$23.78	$25.09	$20.16

NET ASSETS, end of year	$2,956,636	$2,347,504	$2,423,219	$2,457,931	$1,844,090

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)

FOR THE YEARS ENDED OCTOBER 31, 2024, 2023, 2022, 2021 AND 2020

	2024	2023	2022	2021	2020

RATIO OF EXPENSES TO AVERAGE NET ASSETS*	1.43%	1.44%	1.44%	1.52%	1.54%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS*	0.59%	0.71%	(0.01)%	(0.22)%	0.03%

PORTFOLIO TURNOVER RATE*	0.00%	0.94%	10.00%	0.00%	5.61%

TOTAL RETURN	25.16%	(4.97)%	(2.81)%	31.73%	(13.30)%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

22

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2024

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The investment adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 946, Financial Services – Investment Companies.

Fair Value Measurements – FASB ASC 820-10, Fair Value Measurement, establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Cash Equivalents- Cash consists of amounts deposited in a bank sweep account that is federally insured and a money market fund that is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50, Fair Value Measurement. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

23

ASSETS AT FAIR VALUE AS OF: 10/31/24

LEVEL 1
COMMON STOCKS	$2,513,495
CASH & CASH EQUIVALENTS	447,701
TOTALS BY LEVEL	$2,961,196

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the U.S Securities and Exchange Commission or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the investment adviser. In performing its fair value pricing, the investment adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the investment adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Most expenses of the fund are either separately billed to each series or allocated under the Board of Directors approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders - The Series distributes to its shareholders any ordinary income and net realized capital gains at least once each year. The amount of such distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders of ordinary income from dividends are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the years ended October 31, 2024 and 2023 was as follows: The Series made a distribution of its ordinary income of $17,382 to its shareholders on December 26, 2023 in the form of stock dividends equal to 695.553 shares of stock. The Series made a distribution of its ordinary income of $2,334 to its shareholders on December 27, 2022 in the form of stock dividends equal to 103.728 shares of stock. The Series made a distribution of its long term capital gains of $40,789 to its shareholders on December 27, 2022 in the form of stock dividends equal to 1,812.845 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

24

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 20, 2024, the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the year ended October 31, 2024, the Series purchased $0 of common stock. During the same period, the Series redeemed $63,135 of common stock.

At October 31, 2024, the tax basis components of unrealized appreciation were as follows: the gross unrealized appreciation for all securities totaled $1,577,972 and the gross unrealized depreciation for all securities totaled $26,308, or a net unrealized appreciation of $1,551,664. The aggregate cost of securities for federal income tax purposes at October 31, 2024 was $961,831.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund. Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2024, the Fund paid investment adviser fees of $30,550.

25

As of October 31, 2024, the Fund had $2,802 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of October 31, 2024, three of the Series’ shareholders of record owned 50% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2022	101,921.618	$1,501,344

Shares sold during 2023	2,007.258	46,825
Shares redeemed during 2023	0	0
Reinvestment of Distributions, December 27, 2022	1,916.573	43,123
Balance at October 31, 2023	105,845.449	$1,591,292

Shares sold during 2024	1,437.512	37,242
Shares redeemed during 2024	(779.505)	(19,889)
Reinvestment of Distributions, December 26, 2023	695.553	17,382
Balance at October 31, 2024	107,199.009	$1,626,027

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ADDITIONAL INFORMATION (UNAUDITED)

	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses Paid
EXPENSE TABLE	5/1/24	10/31/24	Expense Ratio	During Period+
ACTUAL
Unrestricted Series	$1,000.00	$1,083.20	1.40%	$7.23
Greater Western New York Series	1,000.00	1,071.50	1.43%	$7.34
HYPOTHETICAL++
Unrestricted Series	1,000.00	1,025.00	1.40%	$7.03
Greater Western New York Series	1,000.00	1,025.00	1.43%	$7.23

+ Expenses are equal to each Series’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

++ Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses including investment advisory fees, regulatory fees and other Fund expenses. Such expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2024 to October 31, 2024).

The Expense Table illustrates your Fund’s costs in two ways.

●	ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that would have been paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.

●	HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case - because the return used is not your Fund’s actual return – the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund’s SAI includes additional information about the Fund’s Directors, and is available without charge, by calling (585) 624-3150 or 1-888-BULLFINCH. Each director may be contacted by writing to the director c/o Bullfinch Fund, Inc. 3909 Rush Mendon Road, Mendon, New York 14506.

The directors and officers of the Fund are:

NAME, AGE ADDRESS	POSITON(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED IN FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIR- RECTORSHIPS HELD BY DIRECTOR

INTERESTED PERSONS

Christopher Carosa, 64 2 Lantern Lane Honeoye Falls, New York 14472	President; Director; Chairman of Board; Chief Compliance Officer	Term of Office: N/A Length of Time Served: Since 1997	President, Founder Carosa Stanton Asset Management, LLC President, Director and Chairman of the Board, Bullfinch Fund, Inc.	2	N/A

Catarina L Carosa, 29 2 Lantern Lane Honeoye Falls NY 14472	Vice President	Term of Office: N/A Length of Time Served: Since 2019	Vice President & Research Associate Carosa Stanton Asset Management Vice President, Bullfinch Fund Inc. Graduate Student, Duke University Senior Research Assistant, Butler Hospital	2	N/A

Betsy Kay Carosa, 64 2 Lantern Lane Honeoye Falls, NY 14472	Corporate Secretary	Term of Office: N/A Length of Time Served: Since 1997	Office Manager Carosa Stanton Asset Management, LLC Corporate Secretary, Bullfinch Fund, Inc.	2	N/A

Peter S. Carosa, 27 2 Lantern Lane Honeoye Falls NY 14472	Director	Term of Office: N/A Length of Time Served: Since 2019	Design Engineer Colliers Engineering & Design	2	N/A

INDEPENDENT DIRECTORS

Patrick Borrelli, 56 8 Dixon Woods Honeoye Falls NY 14472	Director; Audit Committee	Term of Office: N/A Length of Time Served: Since 2020	Sr. Equipment Engineer Mosaic Micro Systems Manager Test & Integration L3Harris	2	N/A

Bryan D. Hickman, 79 6233 Bopple Hill Road Naples, NY 14512	Director; Audit Committee	Term of Office: N/A Length of Time Served: Since 2008	Co Founder, Vice Chairman EDceptional	2	N/A

Lois Irwin, 72 33 Oak Meadow Trail Pittsford, NY 14534	Director	Term of Office: N/A Length of Time Served: Since 2006	President EZaccessMD	2	N/A

William E.J. Martin, 64 4410 Woodlawn Ave. N Seattle, WA 98103	Director	Term of Office: N/A Length of Time Served: Since 1997	Managing Member, Chipman & Martin, LLC	2	N/A

William Merman, 41 247 Enchanted Forest North Lancaster, NY 14086	Director	Term of Office: N/A Length of Time Served: Since 2019	Sales Manager KYKLO Business Development Manager Alleyoop	2	N/A

Michael W. Reynolds, 64 203 Randwood Drive Getzville, NY 14068	Director	Term of Office: N/A Length of Time Served: Since 2000	Marketing Consultant Mike Reynolds Marketing Resources	2	N/A

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PROXY VOTING GUIDELINES

Carosa Stanton Asset Management, LLC, the Fund’s Investment Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and the voting record during the most recent 12 month period ending June 30th is available without charge, upon request, by calling (585) 624-3150 or 1-888-BULLFINCH. The Fund’s Forms N-PX is available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PX may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT

The Fund has adopted a Liquidity Risk Management Program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund. The Board has approved the designation of Carosa Stanton Asset Management, LLC (the “Adviser”), the investment adviser to the Fund, as the program administrator for the Program. The Adviser has reviewed the adequacy and effectiveness of the Program’s implementation with respect to the Fund. The information and factors included, among other things: (i) the liquidity risk framework used to assess, manage and periodically review the Fund’s liquidity, and the results of this assessment; (ii) the inputs used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy is appropriate for an open-end mutual fund; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that neither Fund required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Series’ of the Fund had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investments significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi)information regarding shareholder concentration in each Fund. The Report also noted that no changes were made to the Program. Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was designed to assess and manage the Fund’s liquidity risk. RISK ASSESSMENT: As there have been no changes in this area, the risk remains the same – very low.

DISCLOSURE REGARDING THE BOARD OF BOARD’S APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

The Independent Board of the Board met separately to discuss the Adviser and reported the conclusions to the Board. In determining whether to renew the Management and Investment Advisory Agreements between the Fund and Carosa Stanton Asset Management, LLC, (the Adviser), the Board requested, and the Adviser provided information relevant to the Board’s consideration. Among the factors the Board considered were:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER

The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Board also analyzed the Investment Adviser’s experience and the capabilities of the Investment Adviser’s portfolio manager. For example, the Board reviewed and discussed the Investment Advisor’s Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to other investment portfolios. In addition to the above considerations, the Board reviewed and considered a description of the Investment Adviser’s portfolio and brokerage transactions. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Adviser to the Fund were appropriate and continued to support its original selection of the Investment Adviser.

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INVESTMENT PERFORMANCE

The Board considered the Adviser’s investment performance during its tenure managing this Fund. The Trustees considered year-to-date performance along with annual performances for 1, 5, and 10 year(s) as well as performance since inception. Greatest emphasis is placed on the long-term investment performances. As of 12/31/23 the Investment Adviser has outperformed the benchmarks in all periods. The Board tried to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Value whenever this information was attainable without charge to the Fund. Based on this review, the Board concluded that the current and historical performance of the Fund, as managed by the Investment Adviser, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISER

The Board discussed the advisory fee along with the Fund’s other expenses as they relate to the Fund’s total expense rate. This expense ratio was compared to The Balance which reported average expense ratios for Large Cap (1.00%), Mid-Cap (1.10%), and Small-Cap (1.20%). As of July 2024, the ICI indicated the industry simple average expense ratio for equity mutual funds was 1.12% (2021), 1.12% (2022), and 1.11% (2023). The Board noted the Fund was smaller than the average fund. Based on this review, the Board concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Board considered the level of profits that could be expected to accrue to the Investment Adviser from the fee payable under the Advisory Agreement. Based on this review, the Board concluded that the Fund’s advisery fee is competitive with those of comparable funds and that the Investment Adviser’s profit margin was reasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.

CONCLUSIONS

Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.

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